UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
November 25, 2013

VIEWPOINT FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-34737	27-2176993
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)
1309 W. 15th Street, Plano, Texas		75075
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (972) 578-5000
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.
On November 25, 2013, ViewPoint Financial Group, Inc. (the “Registrant”) entered into a definitive agreement (the “Agreement”) with LegacyTexas Group, Inc. (“LegacyTexas”), pursuant to which LegacyTexas will be merged with and into the Registrant (the “Merger”). The Agreement provides, that upon the terms and subject to the conditions set forth therein, the Registrant’s articles of incorporation and bylaws will be amended as of the effective time of the Merger (the “Effective Time”) to change its name to “LegacyTexas Financial Group, Inc.” Immediately following the Merger, the Registrant’s bank subsidiary, ViewPoint Bank, N.A. (“VPB”), will be merged with and into LegacyTexas’ subsidiary bank, LegacyTexas Bank (the “Bank Merger”). The Board of Directors of VPB will serve as the Board of Directors of LegacyTexas Bank at the effective time of the Bank Merger.
Subject to the terms and conditions of the Merger Agreement, at the Effective Time, LegacyTexas shareholders will be entitled to elect to receive, for each share of LegacyTexas common stock they hold, either $126.124 in cash or 6.006 shares of the Registrant’s common stock, with cash paid in lieu of fractional shares. It is expected that the Registrant will issue 7.85 million shares of common stock in the Merger.
In the event the Agreement is terminated under certain specified circumstances in connection with a competing transaction, LegacyTexas will be required to pay the Registrant a termination fee of $8.4 million in cash.
Mays Davenport, Executive Vice President of LegacyTexas Bank, will become Executive Vice President / Chief Financial Officer of the Registrant effective upon the closing of the Merger. In addition, George Fisk, Vice Chairman and CEO of LegacyTexas, and Greg Wilkinson, each current LegacyTexas board members, will join the Board of Directors of the Registrant at the Effective Time and will continue to serve on the Board of LegacyTexas Bank following the Bank Merger. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the Agreement by the shareholders of LegacyTexas, and is expected to be completed during the second quarter of 2014. All of the directors of LegacyTexas have agreed to vote their shares of LegacyTexas common stock in favor of approval of the Agreement.
The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.
Cautionary Statement Regarding Representations and Warranties
The representations, warranties and covenants contained in the Agreement were made only for purposes of the Agreement and as of specific dates, were solely for the benefit of the parties to the Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Registrant or LegacyTexas, or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the Registrant’s public disclosures.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.
As noted above, George Fisk, Vice Chairman and CEO of LegacyTexas, and Greg Wilkinson, each current LegacyTexas board members, will join the Board of Directors of the Registrant at the Effective Time and will continue to serve on the Board of LegacyTexas Bank following the Bank Merger.

In addition, Mays Davenport, Executive Vice President of LegacyTexas Bank, will become Executive Vice President / Chief Financial Officer of the Registrant effective upon the closing of the Merger. There are no family relationships between Mr. Davenport and any director or officer of the Registrant, and he has no direct or indirect interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Davenport will receive an annual base salary of $270,000, and will be eligible to participate in the Registrant’s equity based long-term incentive plans and other plans generally made available to executive officers of the Registrant. On November 25, 2013, the Board of Directors approved an award of 12,000 shares of restricted stock to Mr. Davenport under the 2012 Equity Incentive Plan, to be issued effective at the closing of the Merger. The restricted stock grant will be subject to a three-year annual vesting schedule.

On November 25, 2013, the Registrant entered into a Change In Control and Severance Benefits Agreement with Mays Davenport. The agreement is for a term expiring one year from the closing of the Merger. On the first anniversary of the effective date, and on each anniversary thereafter, the term of the agreement will be extended for a period of one year, provided that the Registrant has not given notice in writing at least 90 days prior to such anniversary date that the term of the agreement shall not be extended further. Under the terms of the agreement, in the event of the executive’s involuntary termination unrelated to a change of control, Registrant will (i) continue to pay the executive’s base salary, as in effect on the termination date for one year and (ii) provide to the executive, the hospitalization, medical, dental, prescription drug and other health benefits required to be provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended from time to time. The executive also shall be provided with reasonable outplacement services following an involuntary termination. In the event of the executive’s involuntary termination related to a change of control, Registrant will (i) pay executive a lump sum cash payment equal to two times the executive’s average annual base salary for the three-year period ending on the date of termination, (ii) pay a lump sum cash payment in an amount equal to two times the greater of (A) the average annual bonus paid for the three full fiscal years immediately preceding the date of termination, or (B) the target bonus for the fiscal year in which the Date of Termination occurs, (iii) provide group health coverage until the earlier of (A) two years following termination, or (B) the date on which executive becomes eligible for comparable coverage of a subsequent employer. In the either event, the executive also shall be provided with reasonable outplacement services for one year.

The foregoing is a summary of the material terms of the Change in Control and Severance Benefits Agreement and is qualified in its entirety by reference to the entire text of the agreements, the form of which are attached hereto and incorporated herein by reference.

Upon closing of the Merger, Kari Anderson, the Registrant’s current Senior Vice President / Interim Chief Financial Officer and Chief Accounting Officer, will serve as Senior Vice President / Chief Accounting Officer.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 25, 2013, in connection with its approval of the Agreement, the Registrant’s Board of Directors approved a prospective amendment to the charter and bylaws of the Registrant to change the name of the Registrant to “LegacyTexas Financial Group, Inc.” The charter amendment will become effective following the filing of articles of amendment to the Registrant’s charter with the Maryland Department of Assessments and Taxation, to occur at the Effective Time. The amendment to the Registrant’s bylaws will also become effective at or promptly following the Effective Time.

ITEM 7.01.	Regulation FD Disclosure.
The joint press release issued by the Registrant and LegacyTexas on November 25, 2013 announcing the Agreement is furnished herewith as Exhibit 99.1. The investor presentation material to be used by the Registrant for its conference call on November 26, 2013 to discuss the proposed transaction is furnished herewith as Exhibit 99.2.

ITEM 8.01.	Other Events.
On August 22, 2012, the Registrant issued a press release announcing its intention to repurchase up to 5% of its total common stock outstanding, or approximately 1,978,871 shares, in the open market, based on prevailing market prices, over a period beginning on August 27, 2012, continuing until the earlier of (i) the date that 1,978,850 shares of Registrant’s common stock has been purchased, (ii) the time the Registrant gives written notice to the agent of its termination, (iii) the date any person or entity publicly announces a tender offer, exchange offer or other similar transaction with respect to securities of the Registrant, or (iv) the date of the public announcement of a merger, acquisition, reorganization, recapitalization or other similar transaction affecting the securities of the Registrant as a result of which the common stock is to be exchanged for or converted into securities or property. The Board of Directors of the Company also authorized management to enter into a trading plan with Sandler O’Neill & Partners, LP, as the Registrant’s agent, in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, to facilitate repurchases of its common stock pursuant to the above mentioned stock repurchase program (the “Rule 10b5-1 plan”). Please reference the Company’s Form 8-K filing on August 26, 2011, for further details of the Rule 10b5-1 plan.

On November 25, 2013, the Registrant issued a press release announcing the Merger with LegacyTexas, which terminated the Rule 10b5-1 plan. Prior to termination, 83,800 shares were repurchased under the Rule 10b5-1 plan at an average price of $18.55. The press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.

Cautionary Statements Regarding Forward-Looking Information

When used in this Current Report on Form 8-K and in documents filed or furnished by Registrant with the Securities and Exchange Commission (the "SEC") in Registrant's other press releases or other public or shareholder communications, and in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "intends" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those presently anticipated or projected, including, among other things, the expected cost savings, synergies and other financial benefits from the Merger might not be realized within the expected time frames or at all and costs or difficulties relating to integration matters might be greater than expected, the requisite regulatory approvals and the approval of the shareholders of LegacyTexas might not be obtained or other conditions to completion of the merger set forth in the merger agreement might not be satisfied or waived, changes in economic conditions, legislative changes, changes in policies by regulatory agencies, fluctuations in interest rates, the risks of lending and investing activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, Registrant's ability to access cost-effective funding, fluctuations in real estate values and both residential and commercial real estate market conditions, demand for loans and deposits in Registrant's market area, the industry-wide decline in mortgage production, competition, changes in management's business strategies and other factors set forth in Registrant's filings with the SEC.

Registrant does not undertake - and specifically declines any obligation - to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

Additional Information for Shareholders

Registrant will be filing with the SEC a registration statement on Form S-4 concerning the Merger. The registration statement will include a proxy statement/prospectus, which will be sent to the shareholders of LegacyTexas. INVESTORS ARE URGED TO READ THE PROXY STATEMENT / PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE MERGER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors will be able to obtain these documents free of charge at the SEC's website (www.sec.gov). In addition, documents filed with the SEC by the Registrant will be available free of charge by accessing Registrant's website (www.viewpointfinancialgroup.com, under "SEC Filings") or by contacting Casey Farrell at 972-801-5871. The directors, executive officers and certain other members of management and employees of Registrant may be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of LegacyTexas.

Participants in the Transaction

Information about the directors and executive officers of Registrant is included in the proxy statement for its 2013 annual meeting of shareholders, which was filed with the SEC on April 18, 2013. The directors, executive officers and certain other members of management and employees of LegacyTexas may also be deemed to be participants in the solicitation of proxies in favor of the merger from the shareholders of LegacyTexas. Information about the directors and executive officers of LegacyTexas will be included in the proxy statement/prospectus for the Merger.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of November 25, 2013, by and between ViewPoint Financial Group, Inc. and LegacyTexas Group, Inc.
Exhibit 10.1	Form of Change of Control and Severance Benefits Agreement entered into between ViewPoint Financial Group, Inc. and Mays Davenport.
Exhibit 99.1	Joint Press Release dated November 25, 2013
Exhibit 99.2	Investor Presentation Material

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

VIEWPOINT FINANCIAL GROUP, INC.

Date:	November 25, 2013	By:	/s/ Kari J. Anderson
Kari J. Anderson, Senior Vice President, Interim Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
Exhibit 2.1	Agreement and Plan of Merger, dated as of November 25, 2013, by and between ViewPoint Financial Group, Inc. and LegacyTexas Group, Inc.
Exhibit 10.1	Form of Change of Control and Severance Benefits Agreement entered into between ViewPoint Financial Group, Inc. and Mays Davenport.
Exhibit 99.1	Joint Press Release dated November 25, 2013
Exhibit 99.2	Investor Presentation Material